FORM 8-A

                       Securities and Exchange Commission
                             Washington, D.C. 20549

  For registration of certain classes of securities pursuant to section 12(b) or
                                   (g) of the
                         Securities Exchange Act of 1934


                                   BERT Logic Inc.
             (Exact name of registrant as specified in its charter)

            Washington                                      91-2034750
     (State  of  incorporation                          (I.R.S.  Employer
        or  organization)                              Identification  No.)

                            Unit 130 - 2188 No. 5 Rd
                   Richmond, British Columbia V6X 2T1, CANADA
              (Address of registrant's principal executive offices)


If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
333-46526

Securities  to  be  registered  pursuant  to  Section  12(b)of  the  Act:

NONE

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

Common  Stock,  $0.0001  Par  Value  Per  Share



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Item  1.  Description  of  Registrant's  Securities  to  be  Registered.

The description of the common stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-46526) as originally filed with the Securities and Exchange Commission on November 24, 2000 or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM  2.      EXHIBITS.

The following exhibits are filed herewith or incorporated herein by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-46526) as originally filed with the Securities and Exchange Commission on June 2, 2000 or as subsequently amended:


EXHIBIT
 NUMBER    DESCRIPTION
-------    -----------
  3.1      Articles  of  Incorporation
  3.2      Bylaws
  4.1      Specimen  Stock  Certificate


===============================================================

                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                BERT  Logic  Inc.


                                                By:  /s/  LANCE  RUDELSHEIM
                                                   -----------------------------
                                                         LANCE  RUDELSHEIM
                                                             PRESIDENT

                                                Date:    May  22,  2001
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